REVISED COMPUTATIONAL MATERIALS FOR FLOATER ONLY

                                      TO 10% CALL
                              SUMMARY REPORT FOR ISSUERS
  CS FIRST BOSTON       AMRESCO HOME EQUITY LOAN TRUST 1996-4
  Thu Aug 15, 1996          AMRESCO RESIDENTIAL SECURITIES

                                    $311,080,369
               Current  Wam = 349 / Avg.  WAC =  10.0734 /  Seasoning  = 0 Gross
             Margin = NaN bp / Life Cap = 16.88 / Life Floor = NaN
                             Priced at 115.00 @BASE
                             Accrual Date:     8/ 1/96
                            Settlement Date: 8/27/96
                             First Pay Date: 9/25/96
            ------------------------------------------------------------
            Class Original  Coupon Avg.   CBE           1st  Last   Mod.
            Name    Par       %    Life  Yield  Price   Pay  Pay    Dur.
            ------------------------------------------------------------
             A1   9,163,000  6.15  0.71  5.622  100-00  9/96 12/97  0.67
             A2  23,277,000  6.65  1.21  6.346  100-00  9/96 11/98  1.12
             A3  16,761,000  6.90  3.12  6.831  100-00 11/98 10/00  2.72
             A4  11,360,000  7.20  5.25  7.196  100-00 10/00  3/03  4.23
             A5  12,372,000  7.70  8.24  7.738  100-00  3/03  6/05  5.89
             A6 238,146,000  FLOAT 3.50  5.895  100-00  9/96  6/05  2.91
            ------------------------------------------------------------


 A6
 Price: 100-00      Coupon: FLOAT                  Original Par:   238,146,000
 -----------------------------------------------------------------------------
                         0        50       100       115       150       200
 Performance at:       @BASE     @BASE     @BASE     @BASE     @BASE     @BASE
 Average Life:         20.99      7.62      4.02      3.50      2.68      1.97
 First Prin Pay:       10/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         2/25      5/15     10/06      6/05      4/03      5/01
 -----------------------------------------------------------------------------

FLOATING RATE COLLATERAL SUMMARY

  Total Number of Loans                 1,966     Level Pay/Balloon  **%/ 0%
  Total Outstanding Loan Balance $205,146,825     1st Lien          100%

                                         RANGE            % TOTAL   # LOANS
  Avg Loan Balance  $ 104,347.32    greater than
                                   or equal to  49,999.99       7.31      434
  Highest Balance   $ 762,500.00      50,000 -  74,999.99      12.69      416
  Lowest Balance    $  10,265.36      75,000 -  99,999.99      14.34      336
                                     100,000 - 149,999.99      24.92      425
                                     150,000 - 199,999.99      14.23      169
                                     200,000 - 349,999.99      19.38      153
                                     350,000 - 762,500.00       7.13       33

                                          RANGE           % TOTAL   # LOANS
  Wtg Avg Coupon           9.90%    greater than
                                    or equal to  7.99%       9.00      127
  Highest Coupon          17.80%        8.00% -  8.99%      20.17      320
  Lowest Coupon            6.50%        9.00% -  9.99%      32.10      554
                                       10.00% - 10.99%      20.46      437
                                       11.00% - 11.99%       9.52      251
                                       12.00% - 17.80%       8.75      277


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   352.22            1 - 120       .16%        .00%
  Highest Remaining Term      360          121 - 180      2.16%        .00%
  Lowest Remaining Term       117          181 - 240      1.18%        .00%
                                           241 - 360     96.50%        .00%


  Wtd Avg Seasoning          2.09
  Highest Seasoning            16
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig LTV       72.85%      0.01%  -  50.00%        3.50      122
  Highest LTV            90.00%     50.01%  -  60.00%        8.48      201
  Lowest LTV             10.00%     60.01%  -  70.00%       20.74      463
                                    70.01%  -  80.00%       57.13    1,025
                                    80.01%  -  90.00%       10.14      155


  Property Type                      Occupancy Status
    Single Family        83.42%        Primary Residence     89.85%
    Two to Four Family    6.74%        Other                 10.15%
    PUD                   5.93%
    Condo                 3.56%
    Other                  .36%


  Geographics  CA 44%, IL 9%, CO 7%, UT 4%, MI 4%

FLOATING RATE COLLATERAL SUMMARY CONTINUED

  6 Month LIBOR                    100.00%
  Wtg Avg Months to Next Rate Roll   7.04

                                        RANGE              % TOTAL   # LOANS
  Wtg Avg Margin       6.18%       greater than
                                 or equal to 3.99%           3.14        55
  Highest Margin      10.30%       4.00%  -  4.99%          10.52       190
  Lowest Margin        3.63%       5.00%  -  5.99%          23.63       443
                                   6.00%  -  6.99%          36.49       701
                                   7.00%  -  7.99%          25.33       551
                                   8.00%  - 10.30%            .89        26

                                        RANGE              % TOTAL   # LOANS
  Wtg Avg Life Cap    16.88%       greater than
                                or equal to 14.99%           9.25       134
  Highest Life Cap    24.80%      15.00%  - 15.99%          20.43       316
  Lowest Life Cap      8.99%      16.00%  - 16.99%          31.62       552
                                  17.00%  - 17.99%          20.46       437
                                  18.00%  - 18.99%           9.53       252
                                  19.00%  - 24.80%           8.71       275

                                      CAP VALUE            % TOTAL   # LOANS
  Wtg Avg Periodic Cap   1.51%          1.00%                1.76        24
  Highest Periodic Cap   3.00%          1.50%               96.78     1,915
  Lowest Periodic Cap    1.00%          3.00%                1.46        27

BOND PROFILE SUMMARY


 --------------------------------------------------------------------------
 Class  Original  Coupon Avg.   CBE            1st   Last   Mod.  Final
 Name   Par         %    Life  Yield   Price   Pay    Pay   Dur.  Maturity
 --------------------------------------------------------------------------
  To Maturity
  A1   9,163,000  6.00   0.72  6.072  100-00   9/96  12/97  0.68   7/99
  A2  23,277,000  6.70   1.20  6.360  100-00   9/96  11/98  1.11   9/15
  A3  16,761,000  6.90   3.10  6.816  100-00  11/98  10/00  2.70   6/21
  A4  11,360,000  7.20   5.20  7.185  100-00  10/00   2/03  4.20  12/23
  A5  12,372,000  7.70   9.61  7.809  100-00   2/03   1/15  6.47   9/27
  A6 238,146,000  FLOAT  3.80  FLOAT  100-00   9/96  12/15  3.09   9/27
 ----------------------------
  To Call
  A5  12,372,000  7.70   7.11  7.720  100-00   2/03  10/03  5.30   9/27
  A6 238,146,000  FLOAT  3.30  FLOAT  100-00   9/96  10/03  2.81   9/27
 -------------------------------------------------------------------------

(1) Fixed Rate Certificates (Class A1-A5) and Floating Rate Certificates Prepayment Curve (PPC)= 115% of PPC. A 100% Prepayment Assumption assumes prepayments start at 5% in month 1,rise by exactly 1.364% per month to 20% CPR in month 12 at 20% CPR thereafter on a seasoning adjusted basis.

(2) Coupon and price are assumed for computational materials. Class A5 coupon steps up .75% at clean-up call if clean-up call is not exercised. Class A6 margin will double if at the clean-up call if the clean-up call is not exercised.

(3) Class A-5 and A-6 are subject to an available funds cap equal to the Net WAC on the collateral.


BOND PROFILE SUMMARY

- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A1
 Price: 100-00      Coupon: 6.0000                 Original Par:     9,163,000
 -----------------------------------------------------------------------------
 Average Life:          1.55      0.72      0.72      0.72      0.72      0.71
 Duration:              1.42      0.68      0.68      0.68      0.68      0.67
 First Prin Pay:        9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         7/99     12/97     12/97     12/97     12/97     11/97
 -----------------------------------------------------------------------------


 A2
 Price: 100-00      Coupon: 6.7000                 Original Par:    23,277,000
 -----------------------------------------------------------------------------
 Average Life:         13.65      2.86      1.41      1.20      0.88      0.61
 Duration:              8.58      2.50      1.29      1.11      0.83      0.58
 First Prin Pay:        7/04      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         9/15      7/01      3/99     11/98      4/98     10/97
 -----------------------------------------------------------------------------


 A3
 Price: 100-00      Coupon: 6.9000                 Original Par:    16,761,000
 -----------------------------------------------------------------------------
 Average Life:         22.19      6.84      3.57      3.10      2.34      1.70
 Duration:             11.03      5.27      3.06      2.70      2.10      1.56
 First Prin Pay:        9/15      7/01      3/99     11/98      4/98     11/97
 Last Prin Pay:         6/21      9/05      6/01     10/00     10/99     11/98
 -----------------------------------------------------------------------------

BOND PROFILE SUMMARY

- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A4
 Price: 100-00      Coupon: 7.2000                 Original Par:    11,360,000
 -----------------------------------------------------------------------------
 Average Life:         26.14     11.21      6.00      5.20      3.92      2.81
 Duration:             11.45      7.44      4.71      4.20      3.30      2.46
 First Prin Pay:        6/21      9/05      6/01     10/00     10/99     11/98
 Last Prin Pay:        12/23      4/10      2/04      2/03      7/01      2/00
 -----------------------------------------------------------------------------

 A5
 Price: 100-00      Coupon: 7.7000                 Original Par:    12,372,000
 -----------------------------------------------------------------------------
 Average Life:         28.48     19.01     11.01      9.61      7.27      5.22
 Duration:             11.21      9.56      7.07      6.47      5.31      4.11
 First Prin Pay:       12/23      4/10      2/04      2/03      7/01      2/00
 Last Prin Pay:         2/26      1/25      7/17      1/15      9/10     10/06
 --------------------------------
 To Call
 Average Life:         27.85     15.38      8.25      7.11      5.37      3.88
 Duration:             11.14      8.73      5.91      5.30      4.25      3.24
 First Prin Pay:       12/23      4/10      2/04      2/03      7/01      2/00
 Last Prin Pay:         7/24      4/12     12/04     10/03      1/02      7/00
 -----------------------------------------------------------------------------
(3) Class A-5 is subject to an available funds cap equal to the Net WAC on the collateral.

(4) Class A-5 coupon steps up .75% at clean-up call is clean-up call is not exercised.


BOND PROFILE SUMMARY

- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A6
 Price: 100-00      Coupon: FLOAT                  Original Par:   238,146,000
 -----------------------------------------------------------------------------
 To Maturity
 Average Life:         21.04      8.04      4.36      3.80      2.90      2.13
 Duration:             11.27      5.53      3.45      3.09      2.46      1.88
 First Prin Pay:        9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         4/26      3/25      6/18     12/15      5/11      3/07
 To Call
 Average Life:         20.92      7.24      3.80      3.30      2.53      1.87
 Duration:             11.25      5.27      3.17      2.81      2.22      1.69
 First Prin Pay:        9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         7/24      4/12     12/04     10/03      1/02      7/00
 -----------------------------------------------------------------------------
Class A-6 is subject to an available funds cap equal to the Net WAC on the collateral. Class A-6 margin will double at clean-up call is clean-up call is not exercised.

AMRESCO 1996-4 CS First Boston Computational Materials

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to b uy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FIXED RATE COLLATERAL SUMMARY

  Total Number of Loans                   828     Level Pay/Balloon  91%/ 9%
  Total Outstanding Loan Balance $ 64,933,544     1st Lien          100%

                                          RANGE            % TOTAL   # LOANS
  Avg Loan Balance  $  78,422.15       greater than
                                 or equal to 49,999.99      13.32      242
  Highest Balance   $ 580,878.97   50,000 -  74,999.99      21.68      225
  Lowest Balance    $  11,998.36   75,000 -  99,999.99      21.17      158
                                  100,000 - 149,999.99      27.92      154
                                  150,000 - 199,999.99       8.17       31
                                  200,000 - 580,878.97       7.75       18

                                          RANGE            % TOTAL   # LOANS
  Wtg Avg Coupon          10.65%       greater than
                                     or equal to 8.99%       6.91       43
  Highest Coupon          16.75%        9.00% -  9.99%      29.25      202
  Lowest Coupon            7.50%       10.00% - 10.99%      32.79      253
                                       11.00% - 11.99%      18.79      176
                                       12.00% - 12.99%       8.03       94
                                       13.00% - 16.75%       4.23       60


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   322.76            1 - 120       .00%        .00%
  Highest Remaining Term      360          121 - 180      7.42%       9.02%
  Lowest Remaining Term       158          181 - 240      1.68%        .00%
                                           241 - 360     81.88%        .00%


  Wtd Avg Seasoning          5.63
  Highest Seasoning            15
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig LTV       67.43%      0.01%  -  50.00%       10.60      118
  Highest LTV            90.00%     50.01%  -  60.00%       14.07      128
  Lowest LTV             13.82%     60.01%  -  70.00%       32.02      263
                                    70.01%  -  80.00%       37.80      291
                                    80.01%  -  90.00%        5.51       28


  Property Type                      Occupancy Status
    Single Family        86.40%        Primary Residence     92.11%
    Two to Four Family    7.38%        Other                  7.89%
    PUD                   2.94%
    Condo                 2.73%
    Other                  .55%


  Geographics  CA 47%, UT 7%, CO 7%, OR 6%, FL 5%